THE INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO, AMONG OTHER THINGS, THIS PROSPECTUS HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITIES OF THE FUNDS REFERENCED IN THIS PROSPECTUS MAY NOT BE SOLD NOR MAY OFFERS TO BUY SUCH SECURITIES BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SECURITIES REFERENCED HEREIN IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO SUCH REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

SEI INSTITUTIONAL MANAGED TRUST

FEBRUARY 28, 1998

--------------------------------------------------------------------------------

TAX-MANAGED LARGE CAP FUND

--------------------------------------------------------------------------------

This Prospectus concisely sets forth information about the above-referenced portfolios that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated February 28, 1998, has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734. The Statement of Additional Information is incorporated by reference into this Prospectus.

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company, certain classes of which offer financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified portfolios of securities. A portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses, sales charges and minimum investment amounts. This Prospectus offers the Class A shares of the Tax-Managed Large Cap Fund (the "Portfolio").

--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)        CLASS A
--------------------------------------------------------------------------------

                                                                                                         TAX-MANAGED
                                                                                                          LARGE CAP
                                                                                                             FUND
                                                                                                         ------------
Management/Advisory Fees (AFTER FEE WAIVER)                                                                    .70   (1)
12b-1 Fees                                                                                                    None
Total Other Expenses (AFTER REIMBURSEMENTS)                                                                    .15
  Shareholder Servicing Fees (AFTER FEE WAIVER) (2)                                                         .03
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (AFTER FEE WAIVERS) (3)                                                               .85
---------------------------------------------------------------------------------------------------------------------

(1) SEI INVESTMENTS MANAGEMENT CORPORATION ("SIMC") AND CERTAIN OF THE SUB-ADVISERS (COLLECTIVELY, "ADVISERS") HAVE AGREED TO WAIVE ON A VOLUNTARY BASIS, A PORTION OF THEIR FEES, AND THE MANAGEMENT/ADVISORY FEES SHOWN REFLECT THESE VOLUNTARY WAIVERS. SUCH FEE WAIVERS ARE VOLUNTARY AND MAY BE TERMINATED AT ANY TIME IN THE SOLE DISCRETION OF EACH ENTITY THAT HAS AGREED TO WAIVE A PORTION OF ITS FEE. ABSENT SUCH FEE WAIVERS, MANAGEMENT/ADVISORY FEES WOULD BE .85%.

(2) THE DISTRIBUTOR HAS WAIVED, ON A VOLUNTARY BASIS, ALL OR A PORTION OF ITS SHAREHOLDER SERVICING FEE, AND THE SHAREHOLDER SERVICING FEES SHOWN REFLECT THIS WAIVER. THE DISTRIBUTOR RESERVES THE RIGHT TO TERMINATE ITS WAIVER AT ANY TIME IN ITS SOLE DISCRETION. ABSENT SUCH WAIVER, SHAREHOLDER SERVICING FEES WOULD BE .25% FOR THE PORTFOLIO.

(3) ABSENT THESE FEE WAIVERS, TOTAL OPERATING EXPENSES FOR THE CLASS A SHARES OF THE PORTFOLIO WOULD BE 1.22%. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE ADVISER," "THE SUB-ADVISERS" AND "THE MANAGER."

EXAMPLE                                                                  CLASS A
--------------------------------------------------------------------------------

                                                                                                         1 YR.       3 YRS.
                                                                                                      -----------  -----------
An investor in the Portfolio would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Tax-Managed Large Cap Fund                                                                           $       9    $      27
------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN CLASS A SHARES OF THE PORTFOLIO. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER," "THE SUB-ADVISERS" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

THE TRUST
      __________________________________________________________________________

SEI INSTITUTIONAL MANAGED TRUST (the "Trust") is an open-end investment management company that offers units of beneficial interest ("shares") in separate diversified and non-diversified portfolios. This prospectus offers Class A shares of the Trust's Tax-Managed Large Cap Fund (the "Portfolio"). The investment adviser and investment sub-advisers to the Portfolio are referred to collectively as the "advisers." Additional information pertaining to the Trust may be obtained by writing SEI Investments Distribution, Co., Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES
     ___________________________________________________________________________
TAX-MANAGED LARGE
CAP FUND
                     The Tax-Managed Large Cap Fund's investment objective is to achieve high long-term, after-tax returns for its shareholders. The investment objective of the Portfolio is fundamental, and may not be changed unless authorized by a vote of the Portfolio's shareholders.

                           Under normal market conditions, the Portfolio will
                     invest at least 80% of its total assets in equity securities of large companies (I.E., companies with market capitalizations of more than $1 billion at the time of purchase). Any remaining assets may be invested in investment grade fixed income securities, including tax-exempt securities, including variable and floating rate securities, or in equity securities of smaller companies that the Portfolio's advisers believe are appropriate in light of the Portfolio's objective. The Portfolio may acquire shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Portfolio may also borrow money and lend its securities to qualified borrowers.
THE TAX-MANAGED LARGE
CAP FUND'S INVESTMENT
APPROACH
                     The Portfolio is designed for long-term taxable investors, including high net worth individuals. While the Portfolio seeks to minimize taxes associated with the Portfolio's investment income and realized capital gains, the Portfolio is very likely to have taxable investment income and will likely realize taxable gains from time to time.

                           The Portfolio seeks to achieve favorable after-tax
                     returns for its shareholders in part by minimizing the taxes they incur in connection with the Portfolio's realization of investment income and capital gains. Taxable Investment income will be minimized by investing primarily in lower yielding securities. If this strategy is carried out the Portfolio can be expected to distribute relatively low levels of taxable investment income.

                           Realized capital gains will be minimized in part by
                     investing primarily in established companies with the expectation of holding these securities for a period of years. The Portfolio's advisers will generally seek to avoid realizing short-term capital gains, thereby minimizing portfolio turnover. When a decision is made to sell a particular appreciated security, the Portfolio will attempt to select for sale those share lots with holding periods sufficient to qualify for long-term capital gains treatment and among those, the share lots with the highest cost basis. The Portfolio may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.

                           To protect against price declines affecting
                     securities with large unrealized gains, the Portfolio may use hedging techniques such as the purchase of put options, short sales "against the box," the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Portfolio will attempt to reduce its exposure to price declines without realizing substantial capital gains under the current tax law. Although the Portfolio may utilize certain hedging strategies in lieu of selling appreciated securities, the Portfolio's exposure to losses during stock market declines may nonetheless be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

                           There can be no assurance that the Portfolio will
                     achieve its investment objective.

GENERAL INVESTMENT
POLICIES AND RISK
FACTORS
    ____________________________________________________________________________
EQUITY SECURITIES
                     Equity securities represent ownership interests in a company or corporation and include common stock, preferred stock and warrants and other rights to acquire such instruments and convertible securities. Equity securities also include structured securities whose risk and return characteristics are similar to those of traditional equity securities. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities, but will affect the Portfolio's net asset value.
FIXED INCOME SECURITIES
                     Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of fixed income investments will generally change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

                           Fixed income securities are considered investment
                     grade if they are rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, are determined to be of comparable quality by the Portfolio's advisers. Fixed income securities rated BBB or Baa lack outstanding investment characteristics, and have speculative characteristics as well.
MONEY MARKET
SECURITIES
                     The Portfolio may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, shares of tax-exempt money market mutual funds, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by a nationally recognized statistical rating organization ("NRSRO"), or, if not rated, determined by the advisers to be of comparable quality at the time of purchase.
OPTIONS AND FUTURES
                     The Portfolio may purchase or write options, futures and options on futures. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, and an imperfect correlation between the pricing of securities held by the Portfolio and the price of an option or future.
TAX-EXEMPT SECURITIES
                     The Portfolio may purchase tax-exempt securities issued by state and local government issuers to obtain funds to finance a variety of activities and public facilities, including municipal bonds and notes. Tax-exempt securities are obligations of the municipality that issued the securities and may be subject to the issuers' financial condition or ability to collect taxes.
TEMPORARY DEFENSIVE
INVESTMENTS
                     In order to meet liquidity needs, or for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in cash and money market securities. To the extent the Portfolio is engaged in temporary defensive investing, it will not be pursuing its investment objective.

                           For additional information regarding the Portfolio's
                     permitted investments, see "Description of Permitted Investments and Risk Factors" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information. For a description of the above ratings, see "Description of Ratings" in the Statement of Additional Information.

INVESTMENT
LIMITATIONS
        ________________________________________________________________________

                     The investment objective and certain of the investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or the Portfolio without the consent of the holders of a majority of the Trust's or the Portfolio's outstanding shares.

                     THE PORTFOLIO MAY NOT:

                     1. With respect to 75% of its assets, (i) purchase the
                        securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

                     2. Purchase any securities which would cause more than 25%
                        of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                     The foregoing percentage limitations will apply at the time of the purchase of a security. Additional fundamental and non-fundamental investment limitations are set forth in the Trust's Statement of Additional Information.
THE MANAGER
          ______________________________________________________________________

                     SEI Fund Management ("SEI Management") provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent and shareholder servicing agent. In addition, SEI Management also serves as transfer agent (the "Transfer Agent") to the Class A shares of the Trust.

                           For its management services, SEI Management is
                     entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Portfolio. SEI Management may waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. Any such waivers are voluntary and may be terminated at any time in SEI Management's sole discretion.
THE ADVISER
         _______________________________________________________________________
SEI INVESTMENTS
MANAGEMENT
CORPORATION
                     SEI Investments Management Corporation ("SIMC") serves as investment adviser to the Portfolio. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), a financial services company located in Oaks, Pennsylvania. The principal business address of SEI Investments and SIMC is Oaks, Pennsylvania 19456. SEI Investments was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SIMC have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. SIMC currently serves as manager or administrator to more than __ investment companies, including more than ___ portfolios, which investment companies have more than $__ billion in assets as of September 30, 1997.

                           SIMC acts as the investment adviser to the Portfolio
                     and operates as a "manager of managers." As Adviser, SIMC oversees the investment advisory services provided to the Portfolio and manages the cash portion of the Portfolio's assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolio. The sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each sub-adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Subject to Board review, SIMC allocates and, when appropriate, reallocates the Portfolio's assets among sub-advisers, monitors and evaluates sub-adviser performance, and oversees sub-adviser compliance with the Portfolio's investment objectives, policies and restrictions. SIMC HAS THE ULTIMATE

                     RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE PORTFOLIO DUE TO ITS RESPONSIBILITY TO OVERSEE SUB-ADVISERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT.

                           For these advisory services, SIMC is entitled to a
                     fee, which is calculated daily and paid monthly, at an annual rate of .50% of the Tax-Managed Large Cap Portfolio's average daily net assets. SIMC pays the sub-advisers a fee out of its investment advisory fees, which fee is based on a percentage of the average monthly market value of the assets managed by each sub-adviser.

                           SIMC and the Trust have obtained an exemptive order
                     from the Securities and Exchange Commission (the "SEC") that permits SIMC, with the approval of the Trust's Board of Trustees, to retain sub-advisers unaffiliated with SIMC for the Portfolio without submitting the sub-advisory agreements to a vote of the Portfolio's shareholders. The exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Portfolio will notify shareholders in the event of any addition or change in the identity of its sub-advisers.
THE SUB-ADVISERS
               _________________________________________________________________
ALLIANCE CAPITAL
MANAGEMENT L.P.
                     Alliance Capital Management L.P. ("Alliance"), serves as a Sub-Adviser for a portion of the assets of the Portfolio. Alliance is a registered investment adviser organized as a Delaware limited partnership, which originated as Alliance Capital Management Corporation in 1971. Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, is the general partner of Alliance. As of September 30, 1997, Alliance managed over $___ billion in assets. The principal business address of Alliance is 1345 Avenue of the Americas, New York, New York 10105.

                           A committee of investment professionals at Alliance
                     manages the portion of the Portfolio's assets allocated to Alliance.

MELLON EQUITY
ASSOCIATES
                     Mellon Equity Associates ("Mellon Equity") serves as a Sub-Adviser for a portion of the assets of the Portfolio. Mellon Equity is a Pennsylvania business trust founded in 1987, whose beneficial owners are Mellon Bank, N.A. and MMIP, Inc. Mellon Equity is a professional investment counseling firm that provides investment management services to the equity and balanced pension, public fund and profit-sharing investment management markets, and is an investment adviser registered under the Investment Advisers Act of 1940. As of September 30, 1997, Mellon Equity had discretionary management authority with respect to approximately $___ billion of assets. Mellon Equity's predecessor organization had managed domestic equity tax-exempt institutional accounts since 1947. The business address for Mellon Equity is 500 Grant Street, Suite 3700, Pittsburgh, Pennsylvania 15258.

                           William P. Rydell and Robert A. Wilk manage the
                     portion of the Portfolio's assets allocated to Mellon Equity. Mr. Rydell is the President and Chief Executive Officer of Mellon Equity, and has been managing individual and collective portfolios at Mellon Equity since 1982. Mr. Wilk is a Senior Vice President and Portfolio Manager of Mellon Equity, and has been involved with securities analysis, quantitative research, asset allocation, trading and client services at Mellon since April, 1990.

SANFORD C. BERNSTEIN
& CO., INC.
                     Sanford C. Bernstein & Co., Inc. ("Bernstein"), acts as a sub-adviser for a portion of the assets of the Portfolio. Bernstein, a New York corporation formed in 1969, is a registered investment adviser that managed approximately $69 billion in assets as of September 30, 1997. Bernstein is controlled by the members of its Board of Directors. Bernstein's principal business address is 767 Fifth Avenue, New York, New York 10153.

                           Lewis A. Sanders, and Marilyn Goldstein Fedak are
                     primarily responsible for the day-to-day management and investment decisions with respect to the assets of the Portfolio. Mr. Sanders has been employed by Bernstein since 1969, and is currently Chairman of the Board, Chief Executive Officer, and Director of Bernstein. Ms. Fedak, Chief Investment Officer-Large Capitalization Domestic Equities and a Director of Bernstein, has been employed by Bernstein since 1984.

DISTRIBUTION AND
SHAREHOLDER
SERVICING
      __________________________________________________________________________

                     SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, serves as the Portfolio's distributor pursuant to a distribution agreement with the Trust.

                           The Portfolio has adopted a shareholder servicing
                     plan for its Class A shares (the "Service Plan") under which the Distributor is entitled to receive a shareholder servicing fee of up to .25% of average daily net assets attributable to Class A shares. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder and administrative services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

                           It is possible that an institution may offer
                     different classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                           The Trust may execute brokerage or other agency
                     transactions through the Distributor, for which the Distributor may receive compensation.

                           The Distributor may, from time to time and at its own
                     expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Portfolio's shares.

PURCHASE AND
REDEMPTION OF SHARES
    ____________________________________________________________________________

                     Financial institutions may acquire Class A shares of the Portfolio for their own accounts or as record owner on behalf of fiduciary, agency or custody accounts by placing orders with SEI Management. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to SEI Management for effectiveness the same day. Financial institutions that purchase shares for the accounts of their customers may impose separate charges on these customers for account services.

                           Shares of the Portfolio may be purchased or redeemed
                     on days on which the New York Stock Exchange is open for business ("Business Days"). The minimum initial investment in the Portfolio is $100,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $1,000.

                           Shareholders who desire to purchase shares for cash
                     must place their orders with SEI Management (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below for the order to be accepted on that Business Day. Generally, payment for portfolio shares must be transmitted on the next Business Day following the day the order is placed. Payment for such shares may only be transmitted or delivered in federal funds to the wire agent. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its shareholders to accept such purchase order. In addition, because excessive trading (including short-term "market timing" trading) can hurt the Portfolio's performance, the Portfolio may refuse purchase orders from any shareholder account if the accountholder has been advised that previous purchase and redemption transactions were considered excessive in number or amount. Accounts under common control or ownership, including those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

                           Purchases will be made in full and fractional shares
                     of the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total number of outstanding shares of the Portfolio. Net asset value per share is determined daily at the close of business of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each Business Day.

                           Information about the market value of each portfolio
                     security may be obtained by SEI Management from an independent pricing service. Securities having maturities of 60 days or less at the time of purchase will be valued using the amortized cost method (described in the Statement of Additional Information). The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                           Shareholders who desire to redeem shares of the
                     Portfolio must place their redemption orders with SEI Management (or its authorized agent) prior to the determination of net asset value and in accordance with the procedures described below for the order to be accepted on that Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by SEI Management of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                           Shares of the Portfolio may be purchased in exchange
                     for securities included in the Portfolio subject to SEI Management's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.

                           SEI Management will not accept securities for the
                     Portfolio unless (1) such securities are appropriate for the Portfolio at the time of the exchange; (2) such securities are acquired for investment and not for resale;
                     (3) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise;
                     (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Portfolio.

                           Purchase and redemption orders may be placed by
                     telephone. Neither the Trust nor SEI Management will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and SEI Management will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification, prior to acting upon instructions received by telephone and recording telephone instructions.

                           If market conditions are extraordinarily active, or
                     other extraordinary circumstances exist, and shareholders experience difficulties placing redemption orders by telephone, shareholders may wish to consider placing their order by other means.
IN-KIND REDEMPTIONS
                     The Portfolio may follow the practice of distributing selected appreciated securities to meet redemptions of certain shareholders and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Portfolio can reduce its position in such securities without realizing capital gains. During periods of net withdrawals by shareholders of the Portfolio, using distributions of securities also enables the Portfolio to avoid the forced sales of securities to raise cash for meeting redemptions. The Portfolio currently intends to meet redemptions solely in cash, but may adopt in the future a policy of meeting shareholder redemptions in whole or in part through the distribution of readily marketable securities. Such a policy would only be adopted after giving notice to the shareholders and only in conjunction with putting in place a program whereby redeeming shareholders who receive securities could elect to sell the securities received to a designated broker-dealer at no cost and at a price equal to the price used in determining the redemption value of the distributed securities. A redeeming shareholder of the Portfolio who received securities would incur no more or less taxable gain than if the redemption had been paid in cash.

                           The Portfolio will only distribute readily marketable
                     securities, which would be valued pursuant to the Portfolio's valuation procedures. The practice of distributing appreciated securities to meet redemptions can be a useful tool for the tax-efficient management of the Portfolio. This election would need to be made in a letter of instruction which would be provided to shareholders before the policy was implemented. Shareholders not making an affirmative election to sell distributed securities to a designated broker-dealer, would be required to take delivery of any securities distributed upon a redemption of shares. Such shareholders could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities.
PERFORMANCE
          ______________________________________________________________________

                     From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings, and are not intended to indicate future performance. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

                           The total return of the Portfolio refers to the
                     average compounded rate of return to a hypothetical investment redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of the Portfolio may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

                           The Portfolio may periodically compare its
                     performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted or after-tax performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

                           The Portfolio may quote various measures of
                     volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely. The Portfolio may also use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs") and variable annuities.
TAXES
  ______________________________________________________________________________

                           The following summary of federal income tax
                     consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. In addition, state and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. Additional information concerning taxes is set forth in the Statement of Additional Information.
TAX STRATEGY OF THE
PORTFOLIO
                     Taxes are a major influence on the net returns that investors receive on their taxable investments. Today, dividends and short-term capital gains distributed by mutual funds are taxed at federal income tax rates as high as 39.6%, and distributions of mid-term capital gains are taxed at a rate of 28% and long-term capital gains are taxed at a federal tax rate of 20%. Including state taxes and the federal itemized deduction phaseout, the top tax rates in high-tax states such as California, New York, Massachusetts are in a range of 45-48% on dividend income and short-term gains and 33-36% on long-term capital gains.

                           Most equity mutual funds are managed to maximize
                     PRE-TAX returns, largely ignoring the considerable impact on returns of taxes incurred by investors in connection with distributions of income and capital gains. In contrast, the Portfolio seeks to achieve high long-term AFTER-TAX returns for its shareholders by managing its investments so as to minimize and defer the taxes incurred by shareholders as a consequence of their investment in the Portfolio. The Portfolio seeks to achieve returns primarily in the form of unrealized capital appreciation, which currently does not give rise to tax obligations for shareholders.
TAX STATUS
OF THE PORTFOLIO
                     The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on net investment company taxable income (including the excess, if any, of net short-term capital gains over net long-term capital losses) and net capital gains (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.
TAX STATUS
OF DISTRIBUTIONS
                     The Portfolio distributes substantially all of its net investment company taxable income to shareholders. Dividends from the Portfolio's net investment company taxable income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares), and generally will qualify for the dividends-received deduction for corporate shareholders to the extent that such dividends are derived from dividends received by the portfolio from domestic corporations. Distributions of net capital gains are also not eligible for the corporate dividends-received deduction and are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares. The Portfolio will provide annual reports to shareholders of the federal income tax status of all distributions.

                           Dividends declared by the Portfolio in October,
                     November or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                           The Portfolio intends to make sufficient
                     distributions to avoid liability for the federal excise tax applicable to RICs.

                           The sale, exchange or redemption of the Portfolio's
                     shares generally is a taxable transaction to the shareholder.

GENERAL INFORMATION
         _______________________________________________________________________
THE TRUST
                     The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares and different classes of each portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                           The Trust pays its expenses, including fees of its
                     service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

                           Certain shareholders in one or more of the portfolios
                     may obtain asset allocation services from the Adviser and other financial intermediaries with respect to their investments in such portfolios. If a sufficient amount of a portfolio's assets are subject to such asset allocation services, the Portfolio may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Portfolio shares pursuant to such services. Further, to the extent that the Adviser is providing asset allocation services and providing investment advice to the Portfolio, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Portfolio.
TRUSTEES OF THE TRUST
                     The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.
VOTING RIGHTS
                     Each share held entitles the shareholder of record to one vote. The shareholders of the Portfolio or class will vote separately on matters pertaining solely to the Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
REPORTING
                     The Trust issues unaudited financial statements semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to shareholders of record.
SHAREHOLDER INQUIRIES
                     Shareholder inquiries should be directed to the Manager, SEI Fund Management, Oaks, Pennsylvania 19456.

DIVIDENDS AND
DISTRIBUTIONS
                     The Portfolio will be managed toward an objective of achieving long-term, after-tax returns in part by minimizing shareholders taxes. Because distributions of net investment income and realized capital gains give rise to shareholder taxes, the Portfolio will generally seek to select and manage its investments so as to minimize net investment income and net realized gains and associated distributions. The Portfolio can be expected to generally distribute a lesser percentage of returns each year than other equity mutual funds. There can be no assurance, however, that the Portfolio can be managed to avoid taxable distributions. The Portfolio's ability to utilize or the desirability of various tax management techniques and securities lending may be reduced or eliminated by future tax and other legislation, regulations, administrative interpretations, or court decisions.

                           Substantially all of the net investment income
                     (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Dividends currently are paid on a quarterly basis for the Portfolio.

                           To the extent that the Portfolio has net investment
                     income and net realized capital gains in any year, the Portfolio's present policy is to make (A) at least one distribution annually (normally in December) of or substantially all of the investment income (if any), less the Portfolio's direct expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any), reduced by any available capital loss carryforwards from prior years. Shareholders may reinvest all distributions in shares of the Portfolio without a sales charge at the net asset value per share as of the close of business on the record date.

                           The Portfolio's net investment income consists of all
                     income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Portfolio's net realized capital gains, if any, consist of the net realized capital gains (if any) of the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

                           Shareholders automatically receive all income
                     dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to SEI Management at least 15 days prior to the distribution.

                           Dividends and capital gains of the Portfolio are paid
                     on a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distribution, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.
COUNSEL AND INDEPENDENT
ACCOUNTANTS
                     Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Price Waterhouse LLP serves as the independent accountants of the Trust.

CUSTODIAN AND WIRE AGENT
                     CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 (the "Custodian"), acts as custodian and wire agent of the Trust's assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND RISK
FACTORS   ______________________________________________________________________

                     The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:
AMERICAN DEPOSITARY
RECEIPTS ("ADRS")
                     ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.
CONVERTIBLE SECURITIES
                     Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed-income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.
DERIVATIVES
                     Derivatives are securities that derive their value from other securities assets, or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., CMOs, REMICs, IOs and
                     POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). See elsewhere in this "Description of Permitted Investments and Risk Factors" for discussions of certain of these instruments.
FUTURES AND OPTIONS ON
FUTURES
                     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

                           A stock index futures contract is a bilateral
                     agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

                           In order to avoid leveraging and related risks, when
                     the Portfolio invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

                           The Portfolio may enter into futures contracts and
                     options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), so long as, to the extent that such transactions are not for "bone fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of the Portfolio's net assets.

                           There are risks associated with these activities,
                     including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.
ILLIQUID SECURITIES
                     Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations (or maturities) over seven days in length.
MONEY MARKET SECURITIES
                     Money market securities are high-quality, dollar- and nondollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations and governments that issue high-quality commercial paper or similar securities; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
MORTGAGE-BACKED
SECURITIES
                     Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.
OPTIONS
                     The Portfolio may purchase and write put and call options on indices and enter in related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

                           Put and call options on indices are similar to
                     options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

                           All options written on indices or securities must be
                     covered. When the Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

                           RISK FACTORS:  Risks associated with options
                     transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS
                     Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying Permitted Investments. See also "Taxes."
REPURCHASE AGREEMENTS
                     Arrangements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.
SECURITIES LENDING
                     In order to generate additional income, the Portfolio may lend its securities pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. The Portfolio continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.
TAX-EXEMPT SECURITIES
                     Tax-Exempt Securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

                           General obligation bonds are backed by the taxing
                     power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.
U.S. GOVERNMENT AGENCY
OBLIGATIONS
                     Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S.

                     Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.
U.S. TREASURY
OBLIGATIONS
                     U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS"), that are transferable through the Federal book-entry system.
U.S. TREASURY RECEIPTS
                     U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.
VARIABLE AND FLOATING
RATE INSTRUMENTS
                     Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.
WARRANTS
                     Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
                     When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement.

                     Additional information on permitted investments and risk factors can be found in the Statement of Additional Information.

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
TABLE OF CONTENTS
               _________________________________________________________________

Annual Operating Expenses........................          2
The Trust........................................          3
Investment Objective and Policies................          3
General Investment Policies and Risk Factors.....          4
Investment Limitations...........................          5
The Manager......................................          6
The Adviser......................................          6
The Sub-Advisers.................................          7
Distribution and Shareholder Servicing...........          8
Purchase and Redemption of Shares................          9
Performance......................................         11
Taxes............................................         12
General Information..............................         13
Description of Permitted Investments and Risk
 Factors.........................................         16

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